Earnings Per Share	12 Months Ended
Dec. 31, 2013
Earnings Per Share [Abstract]
EARNINGS PER SHARE

15. Earnings Per Share

Basic earnings per share is the amount of earnings (adjusted for dividends declared on preferred stock) available to each share of common stock outstanding during the reporting period. Diluted earnings per share is the amount of earnings available to each share of common stock outstanding during the reporting period adjusted to include the effect of potentially dilutive common shares. Potentially dilutive common shares include incremental shares issued for stock options, restricted stock units and awards, distributions from deferred compensation plans, and the conversion of the Company's convertible preferred stock (See Note 14). Potentially dilutive common shares are excluded from the computation of diluted earnings per share in periods in which the effect would be antidilutive. For diluted earnings per share, net income available to common shares can be affected by the conversion of the Company's convertible preferred stock. Where the effect of this conversion would be dilutive, net income available to common shareholders is adjusted by the associated preferred dividends and deemed dividend. The calculation of basic and diluted earnings per share for each of the three years ended December 31 was as follows:

	Year ended December 31,
(dollar amounts in thousands, except per share amounts)	2013	2012	2011

Basic earnings per common share:
Net income	$641,282	$631,290	$546,373
Preferred stock dividends, deemed dividends and accretion of discount	(31,869)	(31,989)	(30,813)
Net income available to common shareholders	$609,413	$599,301	$515,560
Average common shares issued and outstanding	834,205	857,962	863,691
Basic earnings per common share	$0.73	$0.70	$0.60

Diluted earnings per common share
Net income available to common shareholders	$609,413	$599,301	$515,560
Effect of assumed preferred stock conversion	---	---	---
Net income applicable to diluted earnings per share	$609,413	$599,301	$515,560
Average common shares issued and outstanding	834,205	857,962	863,691
Dilutive potential common shares:
Stock options and restricted stock units and awards	8,418	4,202	2,916
Shares held in deferred compensation plans	1,351	1,238	1,017
Conversion of preferred stock	---	---	---
Dilutive potential common shares:	9,769	5,440	3,933
Total diluted average common shares issued and outstanding	843,974	863,402	867,624
Diluted earnings per common share	$0.72	$0.69	$0.59

Approximately 6.6 million, 24.4 million, and 23.6 million options to purchase shares of common stock outstanding at the end of 2013, 2012, and 2011, respectively, were not included in the computation of diluted earnings per share because the effect would be antidilutive.